UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Swarmer, Inc

(Exact name of registrant as specified in its charter)

Delaware	001-43192	93-1378503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4515 Seton Center Pkwy #330, Austin, TX 78759

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 305-3513

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SWMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On June 10, 2026, Swarmer, Inc (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Lucid Capital Markets, LLC (“Lucid”). Pursuant to the Purchase Agreement, the Company has the right to sell to Lucid up to the lesser of (i) 3,000,000 shares of its common stock, $0.00001 par value per share (the “Common Stock”) and (ii) the Exchange Cap (as defined in the Purchase Agreement), subject to certain limitations and conditions set forth in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to Lucid under the Purchase Agreement.

Upon the initial satisfaction of the conditions to Lucid’s purchase obligations set forth in the Purchase Agreement (the “Commencement”), including that the Initial Registration Statement (as defined below), required to be filed by the Company pursuant to the Registration Rights Agreement (as defined below) described under “Registration Rights Agreement” below, has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the Company will have the right, but not the obligation, from time to time at its sole discretion over the 24-month period beginning on the date the Commencement occurs (the “Commencement Date”), to direct Lucid to purchase a specified number of the Company’s Common Stock, not to exceed certain limitations as set forth in the Purchase Agreement (each, a “Purchase”). Each Purchase shall not exceed the lesser of (i) 250,000 shares of Common Stock and (ii) a percentage to be specified by the Company, not to exceed 20%, times the aggregate number of shares of Common Stock traded on the Nasdaq Capital Market (“NASDAQ”) during the applicable Purchase Valuation Period (as defined below). In addition, the Company may only initiate a Purchase if the closing sale price of the Common Stock on NASDAQ on the preceding trading day is not less than $1.00. Any such direction will be made by the Company timely delivering written notice to Lucid (each, a “Purchase Notice”) prior to 9:00 a.m., New York City time, on any trading day (each, a “Purchase Date”), subject to certain requirements as set forth in the Purchase Agreement.

From and after Commencement, the Company will control the timing and amount of any sales of its Common Stock to Lucid. Actual sales of the Company’s Common Stock to Lucid under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations. The Company may not issue or sell any Common Stock to Lucid under the Purchase Agreement that, when aggregated with all other Common Stock then beneficially owned by Lucid and its affiliates would result in Lucid beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The per share purchase price that Lucid is required to pay for the Company’s Common Stock in a Purchase effected by the Company pursuant to the Purchase Agreement, will be equal to 98% of the volume weighted average price of the Company’s Common Stock (the “VWAP”), calculated in accordance with the Purchase Agreement, during the applicable Purchase Date (the “Purchase Valuation Period”). The Company may elect in the applicable Purchase Notice that the Purchase Valuation Period will also be determined by the Minimum Price Threshold (as defined below), such time that the trading price of the Company’s Common Stock on NASDAQ during such Purchase Valuation Period (calculated in accordance with the Purchase Agreement) falls below the applicable minimum price threshold for such Purchase specified by the Company in the Purchase Notice for such Purchase, or if the Company does not specify a minimum price threshold in such Purchase Notice, a price equal to 75% of the closing sale price of the Company’s Common Stock on the trading day immediately prior to the applicable Purchase Date for such Purchase (the “Minimum Price Threshold”).

In addition to the regular Purchases described above, after the Commencement, the Company will also have the right, but not the obligation, subject to the continued satisfaction of the conditions set forth in the Purchase Agreement, to direct Lucid to purchase, on any trading day, including the same Purchase Date on which a regular Purchase is effected, a specified number of the Company’s Common Stock, not to exceed certain limitations set forth in the Purchase Agreement (each, an “Intraday Purchase”). Any such direction will be made by the Company delivering to Lucid an irrevocable written purchase notice, after 10:00 a.m., New York City time (and after the Purchase Valuation Period for any prior regular Purchase (if any) and the Purchase Valuation Period for the most recent prior Intraday Purchase effected on the same Purchase Date (if any) have ended), and prior to 3:30 p.m., New York City time, on such Purchase Date.

The per share purchase price, volume limitations and $1.00 threshold price for the Company’s Common Stock that it elects to sell to Lucid in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a regular Purchase (including the same fixed percentage discounts to the applicable VWAP as in the case of a regular Purchase, as described above), provided that the threshold price will be evaluated on such Purchase Date and the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different periods during the regular trading session on NASDAQ on such Purchase Date, each of which will commence and end at different times on such Purchase Date.

There is no upper limit on the price per share that Lucid could be obligated to pay for the Company’s Common Stock that the Company may elect to sell to it in any Purchase or any Intraday Purchase under the Purchase Agreement. In the case of Purchases and Intraday Purchases effected by the Company under the Purchase Agreement, if any, all share and dollar amounts used in determining the purchase price per share of the Company’s Common Stock to be purchased by Lucid in a Purchase or an Intraday Purchase (as applicable), or in determining applicable threshold amounts in connection with any such Purchase or Intraday Purchase (as applicable), in each case, will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during any period used to calculate such per share purchase price, maximum purchase share amounts or applicable volume or price threshold amounts.

The shares of Common Stock that may be issued under the Purchase Agreement are being offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption afforded under Section 4(a)(2) thereof.

The net proceeds to the Company from sales that it elects to make to Lucid under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells its Common Stock to Lucid. The Company expects that any proceeds it receives from such sales to Lucid will be used primarily for funding of ongoing operations, including expansion of capabilities and the Company’s product offerings, hiring employees, integration with the hardware of drone manufacturers, acquiring best-in-class technologies and world-class teams to expand the Company’s product portfolio and increase the impact created by the Company’s products on the battlefield, and for working capital and other general corporate purposes

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date; (ii) the date on which Lucid shall have purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled under the Purchase Agreement, 3,000,000 shares of its Common Stock; (iii) the date on which the Company’s Common Stock shall have failed to be listed or quoted on NASDAQ or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement (“Eligible Market”) for one trading day; (iv) the 30th trading day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law (as defined in the Purchase Agreement), the Company commences a voluntary case or any Person (as defined in the Purchase Agreement) commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such 30th trading day; and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian (as defined in the Purchase Agreement) is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, at any time upon ten Trading Days’ (as defined in the Purchase Agreement) written notice. The Company and Lucid may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective prior to the fifth Trading Day immediately following the date on which any pending Purchase or any pending Intraday Purchase has been fully settled in accordance with the Purchase Agreement. Lucid also has the right to terminate the Purchase Agreement upon ten trading days’ prior written notice to the Company in limited circumstances, including: (i) if a Fundamental Transaction (as defined in the Purchase Agreement) has occurred; (ii) the required Registration Statements (as defined below) are not filed or made effective by their respective deadlines, or the Company has a material breach of the Registration Rights Agreement (as defined below) which is not cured within 10 trading days of notice thereof; (iii) if, while Lucid holds Common Stock, a Registration Statement is made unavailable for 45 consecutive trading days or for an aggregate of 90 trading days within any 365-day period; (iv) trading in the Company’s Common Stock on NASDAQ has been suspended for a period of five consecutive trading days; (v) the Company is in material breach or default under the Purchase Agreement or Registration Rights Agreement, if not cured within ten trading days of notice; or (vi) if any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and continues.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain important limitations.

Registration Rights Agreement

On June 10, 2026, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Lucid, pursuant to which the Company agreed to file an initial registration statement (the “Initial Registration Statement”) within 30 business days following the date of the Registration Rights Agreement. The Company filed the Initial Registration Statement on June 10, 2026. In addition, pursuant to the Registration Rights Agreement, the Company agreed to file additional registration statements as required (each, a “New Registration Statement” and together with the Initial Registration Statement, a “Registration Statement”) within 30 business days following the date of the sale of all shares of Common Stock registered on the Initial Registration Statement, with respect to any additional shares of Common Stock to be sold pursuant to the Purchase Agreement.

The Registration Rights Agreement contains customary covenants and indemnification obligations of the parties. The covenants contained in the Registration Rights Agreement were made only for the purposes of the Registration Rights Agreement, were solely for the benefit of the parties to such agreement and are subject to certain important limitations.

The Company has engaged Seaport Global Securities LLC, a registered broker-dealer and FINRA member (“Seaport”), to be the qualified independent underwriter in connection with the offering to be registered under the Registration Statement and, in such capacity, participate in the preparation of the Registration Statement and exercise the usual standards of “due diligence” with respect thereto, in order for such offering to be in full compliance with the applicable rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), including FINRA Rule 5121. The Company has agreed to reimburse Seaport for the fees and expenses of Seaport up to $55,000, as consideration for its services in connection with acting as the qualified independent underwriter in the offering to be registered under the Registration Statement. Seaport will receive no other compensation for acting as the qualified independent underwriter in connection with such offering.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, which are attached to this Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and which are incorporated by reference herein.

A registration statement on Form S-1 (File No. 333-296678) relating to the resale of the Common Stock which may be sold under the Purchase Agreement has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at http://www.sec.gov.

This Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Common Stock, nor shall there be any sale of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated as of June 10, 2026, by and between Swarmer, Inc and Lucid Capital Markets, LLC (incorporated by reference to Exhibit 10.21 of the Registration Statement on Form S-1 previously filed with the SEC by the Company on June 10, 2026).
10.2	Registration Rights Agreement, dated as of June 10, 2026, by and between Swarmer, Inc and Lucid Capital Markets, LLC (incorporated by reference to Exhibit 10.22 of the Registration Statement on Form S-1 previously filed with the SEC by the Company on June 10, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swarmer, Inc

Date: June 10, 2026	By:	/s/ Alexander Fink
	Name:	Alexander Fink
	Title:	Chief Executive Officer (U.S.) and President

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